September 30, 2008
PROSPECTUS
Dryden Small Cap Value Fund
FUND TYPE Small Capitalization Stock OBJECTIVE Seeks above-average capital Appreciation
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

Table of Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
4	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE
8	FEES AND EXPENSES
9	EXAMPLES

11	HOW THE FUND INVESTS
11	INVESTMENT OBJECTIVES AND POLICIES
12	OTHER INVESTMENTS AND STRATEGIES
15	INVESTMENT RISKS

23	HOW THE FUND IS MANAGED
23	BOARD OF DIRECTORS
23	MANAGER
24	INVESTMENT SUBADVISER
24	PORTFOLIO MANAGERS
25	DISTRIBUTOR
25	DISCLOSURE OF PORTFOLIO HOLDINGS

26	FUND DISTRIBUTIONS AND TAX ISSUES
26	DISTRIBUTIONS
27	TAX ISSUES
28	IF YOU SELL OR EXCHANGE YOUR SHARES

30	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
30	HOW TO BUY SHARES
44	HOW TO SELL YOUR SHARES
48	HOW TO EXCHANGE YOUR SHARES

52	FINANCIAL HIGHLIGHTS
52	INTRODUCTION
53	CLASS A SHARES
54	CLASS B SHARES
55	CLASS C SHARES
56	CLASS L SHARES
57	CLASS M SHARES
58	CLASS X SHARES

ABOUT THE FUND

This section highlights key information about the Dryden Small Cap Value Fund, which we refer to as the "Fund." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is above-average capital appreciation. This means that we seek investments that will increase in value. To achieve our objective, the subadviser invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that the subadviser believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser's definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 300 securities.

The subadviser normally invests at least 80% of the Fund's investable assets in common stoc ks and securities convertible into common stocks of small-cap companies, which we consider to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). As of July 31, 2008, the Russell 2000 Index market capitalization range was from approximately $36 million to $3.6 billion, and the market capitalization range of the Standard & Poor's SmallCap 600 Index was from approximately $40 million to $3.6 billion.

The subadviser may invest up to 20% of the Fund's assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed-income securities of foreign issuers. The Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities. The Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares.

The Fund may also invest up to 25% of Fund assets in real estate investment trusts (REITs).

While we make every effort to achieve our investment objective, we can't guarantee success.

Visit our website at www.jennisondryden.com	3

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Securities Risk. There is the risk that the value or price of a particular stock we own could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. The Fund's holdings can vary from broad market indexes, and performance of the Fund can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Small Company Risk . The Fund invests primarily in stocks of smaller companies. Small company stocks present above-average risks. This means that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.

Market Risk . Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if the stock market goes down, you could lose money.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Management Risk . Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Real Estate Investment Trusts (REITs). In addition to the risks generally associated with equities, the performance of a REIT depends on the strength of real estate markets, REIT

4	Dryden/ Small Cap Value Fund

management and property management, all of which can be affected by many factors, including national and regional economic conditions.

Illiquid Securities Risk. Illiquid securities may be difficult to value precisely and may be difficult to sell at the time or place desired.

For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Visit our website at www.jennisondryden.com	5

Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. Effective December 1, 2007 such waiver has been terminated. The return for Class A shares from 1/1/08 - 6/30/08 was -8.17%.

BEST QUARTER: 20.14%	WORST QUARTER: -15.65%
(2nd quarter of 2003)	(3rd quarter of 2002)

6	Dryden/ Small Cap Value Fund

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares	-13.67	14.41	11.95
Class C shares	-10.88	14.53	11.95
Class L shares	-14.86	N/A	-0.07
Class M shares	-14.40	N/A	0.77
Class X shares	-14.35	N/A	0.86

Class A Shares %
Return Before Taxes	-14.50	14.09	12.01
Return After Taxes on Distributions	-17.24	12.51	10.24
Return After Taxes on Distribution and Sale of Fund Shares	-5.87	12.29	10.07

Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	-1.57	16.25	*
Russell 2000 Value Index	-9.78	15.80	**
Lipper Small-Cap Value Funds Average	-5.54	14.94	***

Notes to Average Annual Returns Table
° The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower.
° The Russell 2000 Index - an unmanaged index of the 2000 smallest U.S. companies included in the Russell 3000 Index - gives a broad look at how stock prices of smaller companies have performed. Source: Lipper Inc.
° The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Value Funds category. Source: Lipper Inc.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° Inception date for Class A, B, and C shares is November 3, 1999.
° Inception date for Class L, M, and X shares is August 22, 2005.
* Russell 2000 Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 8.72% for Class A, Class B, and Class C; 7.43% for Class L, Class M, and Class X.
** Russell 2000 Value Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 12.81% for Class A, Class B, and Class C; 4.96% for Class L, Class M, and Class X.
*** Lipper Average Closest Month-End to Inception average annual total returns as of 12/31/07 are 12.38% for Class A, Class B, and Class C; 4.87% for Class L, Class M, and Class X.

Visit our website at www.jennisondryden.com	7

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges — known as loads — and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	5.75%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Small balance account fee	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.70	.70	.70	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses	.42	.42	.42	.42	.42	.42
= Total annual Fund operating expenses	1.42	2.12	2.12	1.62	2.12	2.12
- Fee waiver or expense reimbursement	None	None	None	None	None	None
= Net annual Fund operating expenses	1.42	2.12	2.12	1.62	2.12	2.12

8	Dryden/ Small Cap Value Fund

EXAMPLES

These examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each class's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect for the one year period. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis; approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a monthly basis; and approximately ten years after purchase, Class X shares will automatically convert to Class A shares on a monthly basis. The information in the ten years column reflects such conversions. Although your actual costs may be higher or lower, based on these assumptions, y our costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$687	$975	$1,284	$2,158
Class B shares	715	964	1,239	2,190
Class C shares	315	664	1,139	2,452
Class L shares	730	1,057	1,406	2,386
Class M shares	815	1,064	1,339	2,273
Class X shares	815	1,064	1,439	2,452

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$687	$975	$1,284	$2,158
Class B shares	215	664	1,139	2,190
Class C shares	215	664	1,139	2,452
Class L shares	730	1,057	1,406	2,386
Class M shares	215	664	1,139	2,273
Class X shares	215	664	1,139	2,452

Notes to Fees and Expenses and Examples Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The small balance account fee will also be charged on accounts invested in Class L, M or X shares if applicable (these share classes are currently not offered for sale). The $15 annual small balance account fee will be assessed during the 4th

Visit our website at www.jennisondryden.com	9

calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares or Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit pla ns affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The Manager of the Fund has contractually agreed through November 30, 2008 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of the Fund to 1.70% of the Fund's average daily net assets. After November 30, 2008 the contractual arrangement will terminate .
° Investors who purchase at least $1 million of Class L shares of other JennisonDryden mutual funds and who exchange those shares for Class L shares of the Fund will incur a 1% CDSC if the Fund shares are sold within 12 months after the original purch ase.
° The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.
° The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares convert to Class A shares approximately 10 years after purchase.

10	Dryden/ Small Cap Value Fund

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is above-average capital appreciation. This means that we seek investments that will increase in value. To achieve our objective, the subadviser invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that the subadviser believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser's definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 300 securities.

The subadviser normally invests at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of small-cap companies, which we consider to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). As of July 31, 2008, the Russell 2000 Index market capitalization range was from approximately $36 million to $3.6 billion, and the market capitalization range of the Standard & Poor's SmallCap 600 Index was from approximately $40 million to $3.6 billion. Because the Fund invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

The subadviser may invest up to 20% of the Fund's assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed-income securities of foreign issuers. The Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities. The Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares.

The Fund may also invest up to 25% of Fund assets in real estate investment trusts (REITs).

We consider a number of factors in choosing stocks, such as a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.

Additional Information on Investments and Risk
For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI -

Visit our website at www.jennisondryden.com	11

contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve the Fund's objective, we can't guarantee success. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Governmentand government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt

12	Dryden/ Small Cap Value Fund

securities issued by other government entities, like obligations of the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. The Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. Convertible securities are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Debt Obligations. The Fund may invest in debt obligations for their appreciation potential. The Fund may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Fund may also invest in asset-backed securities from time to time. For a description of asset-backed securities please see the SAI.

Derivative Strategies. The Fund may use various derivative strategiesto try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate notes and various types of swaps – involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark – will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any

Visit our website at www.jennisondryden.com	13

derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An optiongives the purchaser the right to

14	Dryden/ Small Cap Value Fund

buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Short sales pose the risk of potentially unlimited loss. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cos t. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Additional Strategies. The Fund may also use other non-principal strategies, such as purchasing debt securities on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

The Fund follows certain policies when it borrows money (the Fund can borrow up to 20% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Visit our website at www.jennisondryden.com	15

Principal Investment Strategies

Equity Securities
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Investment style risk— the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

16	Dryden/ Small Cap Value Fund

Small capitalization stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of the Fund's investments.

  Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index.

  Small-cap companies are more likely to reinvest earnings and not pay dividends.

  Changes in interest rates may affect the securities of small companies more than the securities of larger companies.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

  Highly successful small-cap companies can outperform larger ones.

Visit our website at www.jennisondryden.com	17

Non-Principal Investment Strategies

Debt obligations
Risks	Potential Rewards

  A Fund's share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility (relatively low for U.S. Government securities).

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably because, among other things, interest rates rise or there is a lack of confidence in borrower. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.

  Investment-grade bonds have a lower risk of default than junk bonds.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer term securities.

18	Dryden/ Small Cap Value Fund

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Visit our website at www.jennisondryden.com	19

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  They may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Securities of Real Estate Investment Trust (REITs)
Risks	Potential Rewards

  Performance depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

Real estate holdings can generate good returns from rents, rising market values, etc. Greater diversification than direct ownership of real estate.

20	Dryden/ Small Cap Value Fund

Exchange-traded funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

When issued and delayed delivery securities
Risks	Potential Rewards

  The value of securities may decrease before delivery occurs.

  The broker/dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

Borrowing
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Visit our website at www.jennisondryden.com	21

Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Investment costs may exceed potential underlying investment gains.

  Short sales "against the box" give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.

May magnify underlying investment gains.

Principal & Non-Principal Strategies: Investment Limits

  Common Stocks and other equity-related securities of small capitalization companies: At least 80%

  Debt Obligations: Up to 20%

  Exchange-Traded Funds (ETFs): Up to 10% of total assets

  Foreign securities: Up to 20%

  Derivatives: 25% of net assets

  When issued and delayed delivery securities: Percentage varies

  Borrowing: Up to 20%

  Illiquid Securities: Up to 15% of net assets

  U.S. government and agency securities: Up to 100% on a temporary basis

  Money market instruments: Up to 35% under normal circumstances; up to 100% on a temporary basis

  Short Sales: Up to 25% of net assets

  REITs: Up to 25%

22	Dryden/ Small Cap Value Fund

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations, administers its business affairs and is responsible for supervising the subadviser for the Fund. For the fiscal year ended July 31, 2008, the Fund paid PI .70% in management fees (as a percentage of average net assets).

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of July 31, 2008, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $107.9 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of September each year.

Visit our website at www.jennisondryden.com	23

INVESTMENT SUBADVISER

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2008, QMA managed approximately $59 billion in assets. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PORTFOLIO MANAGERS

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.

John P. Leib, CFA, is a Vice President and portfolio manager for QMA. He joined the Value Equity Team of QMA's predecessor in 1987 as a portfolio manager/analyst. Over time, his role has shifted from overseeing the research efforts toward a dedicated focus on the management of the Value Equity accounts. John previously worked with Berg Fiduciary Consultants, a financial consulting firm, where he assisted pension clients in asset allocation modeling, analysis of investment managers and special projects. John earned a BA in Economics and Mathematics from Hamilton College, and an MBA in Finance from New York University.

Deborah D. Woods is a Vice President and portfolio manager for QMA's Value Equity Team. She also directs fundamental quantitative research analysis for the Value Equity products. Debbie joined Prudential Financial in 1973 as an industry analyst. Debbie received a BA in history from Wellesley College.

The table below sets forth the starting dates on which the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
John P. Leib, CFA	January 2007
Deborah D. Woods	January 2007

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

24	Dryden/ Small Cap Value Fund

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. Prudential Annuities Distributors, Inc. (PAD) and PIMS (collectively the Distributors) are co-distributors of the Fund's Class L, Class M and Class X shares. The Fund has Distribution and Service Plans (the Plans) under Rule12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, the Distributors, as applicable, pay the expenses of distributing the shares of all share classes for the Fund. The Distributors, as applicable, also provide certain shareholder support services. The Fund pays distribution and other fees to the Distributors, as applicable, as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Cl ass M and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1% and 1%, respectively.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com

Visit our website at www.jennisondryden.com	25

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account, or, provided that at least 50% of the value of your Fund's assets are invested in municipal bonds and municipal notes at the close of each quarter, your Fund designates all or any part of a distribution as an exempt-interest dividend. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or a ccount.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011 is generally taxed at rates of up to 15% with respect to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-te rm capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the

26	Dryden/ Small Cap Value Fund

dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account or, as noted above, to the extent the Fund designates all or any part of the distributions as an exempt-interest dividend. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Ser vices" in the next section.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Visit our website at www.jennisondryden.com	27

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

28	Dryden/ Small Cap Value Fund

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

You will not have a federal tax gain or loss when Class B, Class M and Class X shares of a Fund automatically convert into Class A shares - which happens automatically approximately seven, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M and Class X shares. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Automatically Convert to Class A Shares" in the next section.

Visit our website at www.jennisondryden.com	29

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares of the Fund. Class L, Class M, and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

30	Dryden/ Small Cap Value Fund

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  The fact that Class A, Class B and Class C shares are available for direct purchase in all Funds, but Class L, Class M and Class X shares are available only through exchange.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

Visit our website at www.jennisondryden.com	31

	Class A	Class B	Class C	Class L	Class M	Class X
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	$100
Maximum initial sales charge	5.5% of the public offering price	None	None	5.75% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	1%	6% (Year 1) 5% (Year 2) 4% (Year 3) 3% (Year 4) 2% (Year 5/6) 1% (Year 7) 0% (Year 8)	6% (Year 1) 5% (Year 2) 4% (Year 3/4) 3% (Year 5) 2% (Year 6/7) 1% (Year 8) 0% (Year 9)
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.50 of 1%	1%	1%

Notes to Share Class Comparison Table:

° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial invetment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually. Prior thereto, the minimum investment requirements do not apply to certain retirement and custodial accounts for minors. For more information, see "Additional Shareholder Services."
° The value of your Class A, Class B, Class C, Class L, Class M, or Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance acc ount fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the Statement of Additional Information.
°Class L, Class M, and Class X shares are are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC)."
° I nvestors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares.
° With respect to Class L, Class M, and Class X shares, the service fee is up to .25 of 1% of the Fund's Class L, Class M, and Class X shares, respectively. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M, and Class X shares, is up to 1% (including the .25 of 1% service fee).

32	Dryden/ Small Cap Value Fund

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

Visit our website at www.jennisondryden.com	33

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian ( e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

34	Dryden/ Small Cap Value Fund

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X, Y, Z and R shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Visit our website at www.jennisondryden.com	35

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

36	Dryden/ Small Cap Value Fund

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Class B, Class M, and Class X Shares Automatically Convert to Class A Shares
If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years or if you buy Class X shares and hold them for approximately ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B, Class M and Class X shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

Visit our website at www.jennisondryden.com	37

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares and monthly for Class M and Class X shares. For more information, see the SAI.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Di stributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act. These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial service s firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 of the 1940 Act (Rule 12b-1). The Manager, Distributor, or their affiliates may revise the

38	Dryden/ Small Cap Value Fund

terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial service s firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationshi ps and scope and quality of services provided. The Manager, Distributor and/or their affiliates makes such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their

Visit our website at www.jennisondryden.com	39

affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced yo ur financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund's SAI, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of a Fund. Networking services are services undertaken to support the electronic transmissio n of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activi ties, as

40	Dryden/ Small Cap Value Fund

required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a sec urity is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If

Visit our website at www.jennisondryden.com	41

the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

42	Dryden/ Small Cap Value Fund

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

Visit our website at www.jennisondryden.com	43

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

44	Dryden/ Small Cap Value Fund

Contingent Deferred Sales Charge (CDSC)

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class C	1%	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

Notes to CDSC Table:

° No CDSC is payable for any share class for the ninth year after purchase and any following year.
° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC if you purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase.

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares.

  Any bonus shares received by investors when purchasing Class X shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to

Visit our website at www.jennisondryden.com	45

the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year. The C DSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except that the CDSC is calculated based on a share's NAV at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X purchases made after January 1, 2002 the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase (except for Class M and X purchases for which the rate decreases on the first day of the anniversary month of your purchase, not on the anniversary date itself). The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of

46	Dryden/ Small Cap Value Fund

$250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of yo ur account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X shares), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sale s charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

Visit our website at www.jennisondryden.com	47

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden mutual funds - including certain money market funds-if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of a Fund for Class Z shares of another JennisonDryden mutual fund, but you cannot exchange Class Z shares for Class A, Class B, Class C, Class L, Class M, Class R, or Class X shares. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges of Class Z shares.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased ad ministrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain

48	Dryden/ Small Cap Value Fund

asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subj ect to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter

Visit our website at www.jennisondryden.com	49

restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

50	Dryden/ Small Cap Value Fund

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Visit our website at www.jennisondryden.com	51

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights that follow are intended to help you evaluate the financial performance of the Fund for the past five fiscal years or since inception. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

The financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report was unqualified.

A copy of the Fund's annual report, along with the Fund's audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

52	Dryden/ Small Cap Value Fund

CLASS A SHARES

Class A Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net Asset Value, Beginning Of Year	$17.66	$17.30	$19.81	$15.68	$12.19
Income (loss) from investment operations:
Net investment income	.16	.16	.09	.02	.02
Net realized and unrealized gains (loss) on investments transactions	(2.04)	1.11	.40	4.66	3.47
Total from investment operations	(1.88)	1.27	.49	4.68	3.49
Less Dividends and Distributions:
Dividends from net investment income	(.18)	-	-	-	-
Distributions from net realized gains on investments	(3.29)	(.91)	(3.00)	(.55)	-
Total dividends and distributions	(3.47)	(.91)	(3.00)	(.55)	-
Net asset value, end of year	$12.31	$17.66	$17.30	$19.81	$15.68
Total Return(a)	(11.38)%	7.15%	3.18%	30.31%	28.63%
Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$65,910	$98,930	$106,369	$56,289	$23,589
Average net assets (000)	$79,838	$109,338	$86,627	$33,464	$14,764
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.40%	1.33%	1.28%	1.45%	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.08%	1.03%	1.20%	1.33%
Net investment income	1.12%	.89%	.49%	.13%	.12%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	19%	63%	93%	106%	69%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares through November 30, 2007.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.jennisondryden.com	53

CLASS B SHARES

Class B Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net Asset Value, Beginning Of Year	$16.35	$16.18	$18.86	$15.06	$11.79
Income (loss) from investment operations:
Net investment income (loss)	.05	.02	(.04)	(.10)	(.09)
Net realized and unrealized gains (loss) on investments transactions	(1.89)	1.06	.36	4.45	3.36
Total from investment operations	(1.84)	1.08	.32	4.35	3.27
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-	-	-
Distributions from net realized gains on investments	(3.29)	(.91)	(3.00)	(.55)	-
Total dividends and distributions	(3.34)	(.91)	(3.00)	(.55)	-
Net asset value, end of year	$11.17	$16.35	$16.18	$18.86	$15.06
Total Return(a)	(12.08)%	6.38%	2.41%	29.35%	27.74%
Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$14,080	$25,884	$31,586	$29,282	$21,341
Average net assets (000)	$19,290	$30,843	$31,665	$24,672	$19,998
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%	2.08%	2.03%	2.20%	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.08%	1.03%	1.20%	1.33%
Net investment income (loss)	.41%	.13%	(.23)%	(.61)%	(.65)%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

54	Dryden/ Small Cap Value Fund

CLASS C SHARES

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net Asset Value, Beginning Of Year	$16.35	$16.18	$18.86	$15.06	$11.79
Income (loss) from investment operations:
Net investment income (loss)	.05	.02	(.04)	(.10)	(.09)
Net realized and unrealized gains (loss) on investments transactions	(1.89)	1.06	.36	4.45	3.36
Total from investment operations	(1.84)	1.08	.32	4.35	3.27
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-	-	-
Distributions from net realized gains on investments	(3.29)	(.91)	(3.00)	(.55)	-
Total dividends and distributions	(3.34)	(.91)	(3.00)	(.55)	-
Net asset value, end of year	$11.17	$16.35	$16.18	$18.86	$15.06
Total Return(a)	(12.08)%	6.38%	2.41%	29.35%	27.74%
Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$49,257	$88,920	$99,521	$39,291	$19,793
Average net assets (000)	$65,961	$100,455	$89,474	$25,905	$19,308
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%	2.08%	2.03%	2.20%	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.08%	1.03%	1.20%	1.33%
Net investment income (loss)	.40%	.14%	(.24)%	(.62)%	(.67)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.jennisondryden.com	55

CLASS L SHARES

Class L Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(d)	2007(d)	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning Of Period	$17.61	$17.28	$19.25
Income (loss) from investment operations:
Net investment income	.13	.11	.05
Net realized and unrealized gains (loss) on investments transactions	(2.04)	1.13	.98
Total from investment operations	(1.91)	1.24	1.03
Less Dividends and Distributions:
Dividends from net investment income	(.14)	-	-
Distributions from net realized gains on investments	(3.29)	(.91)	(3.00)
Total dividends and distributions	(3.43)	(.91)	(3.00)
Net asset value, end of period	$12.27	$17.61	$17.28
Total Return(b)	(11.61)%	6.92%	6.06%
Ratios/Supplemental Data:	2008	2007
Net assets, end of period (000)	$11,669	$18,753	$25,167
Average net assets (000)	$14,718	$23,211	$28,735
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.62%	1.58%	1.53%(c)
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.08%	1.03%(c)
Net investment income	.90%	.62%	.29%(c)

(a) Commencement of offering new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

56	Dryden/ Small Cap Value Fund

CLASS M SHARES

Class M Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(d)	2007(d)(f)	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning Of Period	$16.37	$16.18	$18.32
Income (loss) from investment operations:
Net investment income (loss)	.15	.06	(.03)
Net realized and unrealized gains (loss) on investments transactions	(1.89)	1.07	.89
Total from investment operations	(1.74)	1.13	.86
Less Dividends and Distributions:
Dividends from net investment income	(.12)	-(f)	-
Distributions from net realized gains on investments	(3.29)	(.94)	(3.00)
Total dividends and distributions	(3.41)	(.94)	(3.00)
Capital Contributions	.02	-	-
Net asset value, end of period	$11.24	$16.37	$16.18
Total Return(b)	(11.22)%	6.73%	5.39%
Ratios/Supplemental Data:	2008	2007
Net assets, end of period (000)	$17,866	$40,602	$63,132
Average net assets (000)	$27,565	$54,949	$73,499
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.45%	1.85%	2.03%(c)
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.08%	1.03%(c)
Net investment income (loss)	1.07%	.34%	(.21)%(c)

(a) Commencement of offering new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.
(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits.

Visit our website at www.jennisondryden.com	57

CLASS X SHARES

Class X Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008	2007(d)(f)	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning Of Period	$16.41	$16.19	$18.32
Income (loss) from investment operations:
Net investment income (loss)	.13	.10	(.03)
Net realized and unrealized gains (losses) on investments transactions	(1.92)	1.08	.90
Total from investment operations	(1.79)	1.18	.87
Less Dividends and Distributions:
Dividends from net investment income	(.10)	-	-
Distributions from net realized gains on investments	(3.29)	(.98)	(3.00)
Total dividends and distributions	(3.39)	(.98)	(3.00)
Capital Contributions	.03	.02	-
Net asset value, end of period	$11.26	$16.41	$16.19
Total Return(b)	(11.45)%	7.15%	5.43%
Ratios/Supplemental Data:	2008	2007
Net assets, end of period (000)	$8,620	$13,206	$17,639
Average net assets (000)	$10,611	$15,864	$22,439
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.55%	1.62%	2.03%(c)
Expenses, excluding distribution and service (12b-1) fees	1.12%	1.08%	1.03%(c)
Net investment income (loss)	.97%	.59%	(.20)%(c)

(a) Commencement of offering new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.
(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholder in excess of the regulatory limits.

58	Dryden/ Small Cap Value Fund

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Dryden Small Cap Value Fund
Share Class	A	B	C	L	M	X
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	N/A	N/A
CUSIP	862934874	862934866	862934858	862934775	862934767	862934759

MF504A	The Fund's Investment Co. Act File No. 811-09439

September 30, 2008
PROSPECTUS
Jennison Conservative Growth Fund
FUND TYPE Large Capitalization Stock OBJECTIVE Seeks long-term capital appreciation
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise. JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

Table of Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE FUND
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
3	PRINCIPAL RISKS
4	EVALUATING PERFORMANCE
7	FEES AND EXPENSES
8	EXAMPLE

10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVES AND POLICIES
10	OTHER INVESTMENTS AND STRATEGIES
13	INVESTMENT RISKS

20	HOW THE FUND IS MANAGED
20	BOARD OF DIRECTORS
20	MANAGER
21	INVESTMENT SUBADVISER
21	PORTFOLIO MANAGERS
22	DISTRIBUTOR
22	DISCLOSURE OF PORTFOLIO HOLDINGS

23	FUND DISTRIBUTIONS AND TAX ISSUES
23	DISTRIBUTIONS
24	TAX ISSUES
25	IF YOU SELL OR EXCHANGE YOUR SHARES

27	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
27	HOW TO BUY SHARES
40	HOW TO SELL YOUR SHARES
43	HOW TO EXCHANGE YOUR SHARES

48	FINANCIAL HIGHLIGHTS
48	INTRODUCTION
49	CLASS A SHARES
50	CLASS B SHARES
51	CLASS C SHARES
52	CLASS L SHARES
53	CLASS M SHARES
54	CLASS X SHARES

ABOUT THE FUND

This section highlights key information about the Jennison Conservative Growth Fund, which we refer to as the "Fund." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase stocks of large companies we believe will experience earnings growth at a rate faster than that of the Russell 1000 Index. The market capitalization within the range will vary, but as of July 31, 2008, the Russell 1000 Index market capitalization range was approximately $.376 billion to $424.9 billion.

We normally invest at least 80% of the Fund's investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase). The Fund may actively and frequently trade its portfolio securities.

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy.

While we make every effort to achieve the investment objective of the Fund, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if the stock market goes down, you could lose money.

Growth Stock Risk. The Fund's net asset value may be subject to above-average fluctuations as a result of seeking higher than average capital growth through its growth equity investment style which may present above average risks. The market value of growth securities may be more volatile than other types of investments as well as the

Visit our website at www.jennisondryden.com	3

markets in general. There is also the risk that the growth investment style may be out of favor for a period of time.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Equity Securities Risk. There is the risk that the price of a particular stock we own could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. The Fund's holdings can vary from broad market indexes, and performance of the Fund can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

4	Jennison Conservative Growth Fund

Annual Total Returns % (Class A Shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.

BEST QUARTER:	WORST QUARTER:
19.05% (4th quarter of 2001)	-26.04% (1st quarter of 2001)

Visit our website at www.jennisondryden.com	5

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares	5.07	11.35	-1.37
Class C shares	8.58	11.45	-1.39
Class L shares	N/A	N/A	N/A
Class M shares	N/A	N/A	N/A
Class X shares	N/A	N/A	N/A

Class A Shares %
Return Before Taxes	4.23	11.00	-1.33
Return After Taxes on Distributions	1.78	10.47	-1.62
Return After Taxes on Distribution and Sale of Fund Shares	5.83	9.57	-1.13

Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	11.81	12.11
S&P 500 Index	5.49	12.82
Lipper Average	5.73	11.70

° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares the returns would have been lower.
° The S&P 500 Index - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. Source: Lipper Inc.
° The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earning ratios, lower dividend yields and higher forecasted growth rates. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Core Funds category. Source: Lipper Inc.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
° Inception date for Class A, B, and C shares is November 3, 1999.
° Inception date for Class L, M, and X shares is March 26, 2007.

6	Jennison Conservative Growth Fund

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	5.75%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Small balance account fee	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.70	.70	.70	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses	.33	.33	.33	.33	.33	.33
= Total annual Fund operating expenses	1.33	2.03	2.03	1.53	2.03	2.03
- Fee waiver or expense reimbursement	.05	None	None	None	None	None
= Net annual Fund operating expenses	1.28	2.03	2.03	1.53	2.03	2.03

Visit our website at www.jennisondryden.com	7

EXAMPLE

These examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares of that Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that each class's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect for the one year period. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis; approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a monthly basis; and approximately ten years after purchase, Class X shares will automatically convert to Class A shares on a monthly basis. The information in the ten years column reflects such conversions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$673	$944	$1,234	$2,059
Class B shares	$706	$937	$1,193	$2,094
Class C shares	$306	$637	$1,093	$2,358
Class L shares	$722	$1,031	$1,361	$2,294
Class M shares	$806	$1,037	$1,293	$2,179
Class X shares	$806	$1,037	$1,393	$2,358

You would pay the following expenses on the same investment if you did not sell your shares:

Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$673	$944	$1,234	$2,059
Class B shares	$206	$637	$1,093	$2,094
Class C shares	$206	$637	$1,093	$2,358
Class L shares	$722	$1,031	$1,361	$2,294
Class M shares	$206	$637	$1,093	$2,179
Class X shares	$206	$637	$1,093	$2,358

Notes to Fees and Expenses and Examples Table
° Your broker may charge you a separate or additional fee for purchases and sales of shares.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The small balance account fee will also be charged on accounts invested in Class L, M or X shares if applicable. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be

8	Jennison Conservative Growth Fund

charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A or Class L shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.
° Class A, B and C shares calculate the CDSC as a percentage of the lower of the original purchase price or sale proceeds. Class L, M and X shares calculate the CDSC as a percentage of the shares' net asset value at the time of purchase.
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.
° The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and 1% in the eighth year. Class X shares automatiecally convert to Class A shares approximately ten years after purchase.
° The other expenses in the Annual Fund Operating Expenses and the related expense example are based upon prospective expenses.
° The Distributor of the Fund has contractually agreed through November 30, 2009 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.
° The management fee rate shown is based on the Fund's average net assets as of the close of the Fund's fiscal year. The Fund's management fee schedule includes fee breakpoints which reduce the Fund's effective management fee as Fund average net assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's management fee schedule is set forth below:
0.70% to $500 million:
0.65% over $500 million to $1 billion;
0.60% over $1 billion

Visit our website at www.jennisondryden.com	9

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase stocks of large companies we believe will experience earnings growth at a rate faster than that of the Russell 1000 Index. The market capitalization within the range will vary, but as of July 31, 2008, the Russell 1000 Index market capitalization range was approximately $.376 billion to $424.9 billion.

We normally invest at least 80% of the Fund's investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase). The Fund may actively and frequently trade its portfolio securities.

Our Growth Strategy

Our portfolio managers seek to invest in large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, differentiated products or services and financial strength. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities.

Additional Information on Investments and Risk

For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve the Fund's objective, we can't guarantee success. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Foreign Securities. The Fund may invest in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers. We do not consider American Depositary

10	Jennison Conservative Growth Fund

Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Other Equity-Linked Investments. The Fund may invest in securities of exchange traded funds (ETFs) such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international focus. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock. The risk of owning an ETF generally reflects the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Debt Obligations, Including Money Market Instruments. We may invest in investment-grade debt obligations (such as those rated A-2 or above by Standard & Poor's Ratings Services or Prime-2 or above by Moody's Investors Service, Inc.), including money market instruments. Money market instrumentsinclude the commercial paper of U.S. corporations, the obligations of U.S. banks (including foreign branches), certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or

Visit our website at www.jennisondryden.com	11

a foreign government. Generally, debt obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. The Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. Convertible securities are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Derivative Strategies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Initial Public Offerings. The Fund may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Fund depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a

12	Jennison Conservative Growth Fund

Fund's asset base increases, IPOs often have a diminished effect on a Fund's performance.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates are located in the Financial Highlights section in the Class A Shares tables. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Visit our website at www.jennisondryden.com	13

Principal Investment Strategies

Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Investment style risk— the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

14	Jennison Conservative Growth Fund

Non-Principal Investment Strategies

U.S. Government securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

Visit our website at www.jennisondryden.com	15

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

When issued and delayed delivery securities
Risks	Potential Rewards

  The value of securities may decrease before delivery occurs.

  The broker/dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

Borrowing
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

16	Jennison Conservative Growth Fund

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).

  Opportunities for diversification.

Visit our website at www.jennisondryden.com	17

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage can magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  Derivatives may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.

  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

  Short sales pose the risk of potentially unlimited losses.

  Investment costs may exceed potential underlying investment gains.

  Short sales "against the box" give up the opportunity for capital appreciation in the security.

  Short sales "against the box" are not subject to the 25% of net assets limitation.

May magnify underlying investment gains. Short sales "against the box" may lock capital appreciation while delaying tax consequences.

18	Jennison Conservative Growth Fund

Exchange-traded funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

Principal & Non-Principal Investment Strategies

  Common stocks: Up to 100%

  U.S. government securities: Up to 100% on a temporary basis

  Money market instruments: Up to 100% on a temporary basis

  When issued and delayed delivery securities: Percentage varies

  Borrowing: Up to 33 1/3%

  Illiquid Securities: Up to 15% of net assets

  Foreign Securities: Up to 35%

  Derivatives: Up to 25% of net assets

  Short Sales: Up to 25% of net assets

  Exchange-Traded Funds (ETFs): Up to 10% of total assets

Visit our website at www.jennisondryden.com	19

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended July 31, 2008, the Fund paid PI management fees of .70% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of July 31, 2008, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $107.9 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of September each year.

20	Jennison Conservative Growth Fund

INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended July 31, 2008 PI paid Jennison fees of .35% up to $1 billion and .325% over $1 billion of the Fund's average daily net assets. As of July 31, 2008, Jennison managed in excess of $83 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

PORTFOLIO MANAGERS

Blair A. Boyer, Kathleen A. McCarragher and Michael A. Del Balso are the portfolio managers of the Fund. Mr. Boyer generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers

Visit our website at www.jennisondryden.com	21

in all activities. Members of the team may change from time to time.

The table below identifies the dates on which each of the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
Blair A. Boyer	September 2005
Kathleen A. McCarragher	September 2005
Michael A. Del Balso	October 2005

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. Prudential Annuities Distributors, Inc. (PAD) and PIMS (collectively the Distributors) are co-distributors of the Fund's Class L, Class M and Class X shares. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, the Distributors, as applicable, pay the expenses of distributing the shares of all share classes for the Fund. The Distributors, as applicable, also provide certain shareholder support services. The Fund pays distribution and other fees to the Distributors, as applicable, as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1% and 1%, respectively.

Because these fees are paid from the Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

22	Jennison Conservative Growth Fund

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account, or, provided that at least 50% of the value of your Fund's assets are invested in municipal bonds and municipal notes at the close of each quarter, your Fund designates all or any part of a distribution as an exempt-interest dividend. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011 is generally taxed at rates of up to 15% with respect to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the

Visit our website at www.jennisondryden.com	23

dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account or, as noted above, to the extent the Fund designates all or any part of the distributions as an exempt-interest dividend. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

24	Jennison Conservative Growth Fund

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Visit our website at www.jennisondryden.com	25

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

You will not have a federal tax gain or loss when Class B, Class M and Class X shares of a Fund automatically convert into Class A shares - which happens automatically approximately seven, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M and Class X shares. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Automatically Convert to Class A Shares" in the next section.

26	Jennison Conservative Growth Fund

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares of the Fund. Class L, Class M, and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

Visit our website at www.jennisondryden.com	27

  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  The fact that Class A, Class B and Class C shares are available for direct purchase.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

28	Jennison Conservative Growth Fund

	Class A	Class B	Class C	Class L	Class M	Class X
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	$100
Maximum initial sales charge	5.5% of the public offering price	None	None	5.75% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	1%	6% (Year 1) 5% (Year 2) 4% (Year 3) 3% (Year 4) 2% (Year 5/6) 1% (Year 7) 0% (Year 8)	6% (Year 1) 5% (Year 2) 4% (Year 3/4) 3% (Year 5) 2% (Year 6/7) 1% (Year 8) 0% (Year 9)
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.50 of 1%	1%	1%

Notes to Share Class Comparison Table:
° The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.
° If the value of your Class A, Class B, or Class C account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the Statement of Additional Information.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC)."
°Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
°Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares. The Distributor of the Fund has contractually agreed until November 30, 2009 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Visit our website at www.jennisondryden.com	29

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

30	Jennison Conservative Growth Fund

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X, Y, Z and R shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction

Visit our website at www.jennisondryden.com	31

or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

32	Jennison Conservative Growth Fund

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through

Visit our website at www.jennisondryden.com	33

which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by PI (the Manager).

Only persons licensed with the Financial Industry Regulatory Authority (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act. These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 of the 1940 Act (Rule 12b-1). The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through

34	Jennison Conservative Growth Fund

the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates makes such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Visit our website at www.jennisondryden.com	35

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund's SAI, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of a Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B, Class M and Class X Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years, respectively, or if you buy Class X shares and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution

36	Jennison Conservative Growth Fund

and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions monthly for Class M and X, and quarterly for Class B, not on the anniversary date of your purchase. For more information, see the SAI.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

Visit our website at www.jennisondryden.com	37

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

38	Jennison Conservative Growth Fund

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your

Visit our website at www.jennisondryden.com	39

plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when

40	Jennison Conservative Growth Fund

the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of

Visit our website at www.jennisondryden.com	41

purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,

  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares.

  Any bonus shares received by investors when purchasing Class X shares, and

  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except that the CDSC is calculated based on a share's NAV at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X purchases made after January 1, 2002 the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase (except for Class M and X purchases for which the rate decreases on the first day of the anniversary month of your purchase, not on the anniversary date itself). The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.

42	Jennison Conservative Growth Fund

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X shares), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the JennisonDryden mutual fund family,

Visit our website at www.jennisondryden.com	43

but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class X, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain

44	Jennison Conservative Growth Fund

asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter

Visit our website at www.jennisondryden.com	45

restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

46	Jennison Conservative Growth Fund

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

Visit our website at www.jennisondryden.com	47

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights that follow are intended to help you evaluate the financial performance of the Fund for the past five fiscal years or since inception. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

The financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report was unqualified.

A copy of the Fund's annual report, along with the Fund's audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

48	Jennison Conservative Growth Fund

CLASS A SHARES

Class A Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net asset value, beginning of year	$8.75	$7.76	$7.71	$6.81	$6.55
Income (loss) from investment operations:
Net investment income (loss)	-(e)	.01	(.06)	(.01)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.21)	.98	.11	.91	.31
Total from investment operations	(.21)	.99	.05	.90	.26
Less Dividends
Distributions from net realized gains	(1.43)	-	-	-	-
Net asset value, end of year	$7.11	$8.75	$7.76	$7.71	$6.81
Total return(a)	(3.60)%	12.76%	.65%	13.22%	3.97%
Ratios/Supplemental Data
Net assets, end of year (000)	$114,874	$88,377	$13,925	$18,614	$22,195
Average net assets (000)	$108,116	$40,262	$16,620	$20,234	$24,075
Ratios to average net assets(d):
Expenses, including distribution fees and service (12b-1) fees(c)	1.28%	1.30%	1.63%	1.48%	1.43%
Expenses, excluding distribution fees and service (12b-1) fees	1.03%	1.05%	1.38%	1.23%	1.18%
Net investment income (loss)	-(f)	.08%	(.71)%	(.19)%	(.69)%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	58%	198%	173%	69%	53%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Does not include expenses of the underlying portfolios in whihch the Fund invests.
(e) Less than $0.005 per share.
(f) Less than $0.005.

Visit our website at www.jennisondryden.com	49

CLASS B SHARES

Class B Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net asset value, beginning of year	$8.26	$7.38	$7.38	$6.58	$6.37
Income (loss) from investment operations:
Net investment loss	(.06)	(.08)	(.11)	(.06)	(.10)
Net realized and unrealized gain (loss) on investment transactions	(.18)	.96	.11	.86	.31
Total from investment operations	(.24)	.88	.00	.80	.21
Less Dividends
Distributions from net realized gains	(1.43)	-	-	-	-
Net asset value, end of year	$6.59	$8.26	$7.38	$7.38	$6.58
Total return(a)	(4.24)%	11.92%	.00%	12.16%	3.30%
Ratios/Supplemental Data
Net assets, end of year (000)	$12,737	$19,420	$18,787	$25,440	$30,055
Average net assets (000)	$16,543	$18,153	$22,942	$27,444	$33,995
Ratios to average net assets(c):
Expenses,including distribution fees and service (12b-1) fees	2.03%	2.19%	2.38%	2.23%	2.18%
Expenses, excluding distribution fees and service (12b-1) fees	1.03%	1.19%	1.38%	1.23%	1.18%
Net investment loss	(.75)%	(.98)%	(1.45)%	(.93)%	(1.44)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

50	Jennison Conservative Growth Fund

CLASS C SHARES

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net asset value, beginning of year	$8.26	$7.38	$7.38	$6.58	$$6.37
Income (loss) from investment operations:
Net investment loss	(.06)	(.06)	(.11)	(.06)	(.10)
Net realized and unrealized gain(loss) on investment transactions	(.18)	.94	.11	.86	.31
Total from investment operations	(.24)	.88	.00	.80	.21
Less Dividends
Distributions from net realized gains	(1.43)	-	-	-	-
Net asset value, end of year	$6.59	$8.26	$7.38	$7.38	$6.58
Total Return(a)	(4.24)%	11.92%	.00%	12.16%	3.30%
Ratios/Supplemental Data
Net assets, end of year (000)	$85,318	$114,101	$27,128	$35,714	$45,695
Average net assets (000)	$102,942	$62,313	$32,119	$40,132	$53,712
Ratios to average net assets(c):
Expenses,including distribution fees and service (12b-1) fees	2.03%	2.06%	2.38%	2.23%	2.18%
Expenses, excluding distribution fees and service (12b-1) fees	1.03%	1.06%	1.38%	1.23%	1.18%
Net investment loss	(.76)%	(.73)%	(1.45)%	(.92)%	(1.44)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.jennisondryden.com	51

CLASS L SHARES

Class L Shares (fiscal period ended July 31)

Per Share Operating Performance:	2008(b)	March 26, 2007(a) through July 31, 2007(b)
Net asset value, beginning of period	$8.75	$8.73
Income (loss) from investment operations:
Net investment income (loss)	(.02)	-(c)
Net realized and unrealized gain (loss) on investment transactions	(.21)	.02
Total from investment operations	(.23)	.02
Less Dividends
Distributions from net realized gains	(1.43)	-
Net asset value, end of period	$7.09	$8.75
Total Return(d)	(3.85)%	.23%
Ratios/Supplemental Data
Net assets, end of period (000)	$43,369	$62,087
Average net assets (000)	$54,112	$68,505
Ratios to average net assets(f):
Expenses,including distribution and service (12b-1) fees	1.53%	1.46%(e)
Expenses, excluding distribution and service (12b-1) fees	1.03%	0.96%(e)
Net investment income (loss)	(.26)%	.01%(e)

(a) Inception date of Class L shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Less than $.005 per share.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(e) Annualized.
(f) Does not include expenses of the underlying portfolios in which the Fund invests.

52	Jennison Conservative Growth Fund

CLASS M SHARES

Class M Shares (fiscal period ended July 31)

Per Share Operating Performance:	2008(b)	March 26, 2007(a) through July 31, 2007(b)
Net asset value, beginning of period	$8.26	$8.26
Income (loss) from investment operations:
Net investment loss	(.06)	(.02)
Net realized and unrealized gain(loss) on investment transactions	(.18)	.02
Total from investment operations	(.24)	.00
Less Dividends
Distributions from net realized gains	(1.43)	-
Net asset value, end of period	$6.59	$8.26
Total Return(c)	(4.24)%	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$55,835	$145,507
Average Net assets (000)	$99,825	$169,827
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.03%	1.97%(d)
Expenses, excluding distribution and service (12b-1) fees	1.03%	0.97%(d)
Net investment loss	(.76)%	(.51)%(d)

(a) Inception date of Class M shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) Annualized.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.jennisondryden.com	53

CLASS X SHARES

Class X Shares (fiscal period ended July 31)

Per Share Operating Performance:	2008(b)	March 26, 2007(a) through July 31, 2007(b)
Net asset value, beginning of period	$8.26	$8.26
Income (loss) from investment operations:
Net investment loss	(.06)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.18)	.01
Total from investment operations	(.24)	.00
Net asset value, end of period	$6.59	$8.26
Less Dividends
Distributions from net realized gains	(1.43)	-
Total return(c)	(4.24)%	.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$23,702	$33,403
Average net assets (000)	$29,456	$36,350
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.03%	1.97%(d)
Expenses, excluding distribution and service (12b-1) fees	1.03%	0.97%(d)
Net investment loss	(.76)%	(.49)%(d)

(a) Inception date of Class X shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) Annualized.
(e)Does not include expenses of the underlying portfolios in which the Fund invests.

54	Jennison Conservative Growth Fund

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Jennison Conservative Growth Fund
Share Class	A	B	C	L	M	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGMX	JCGRX
CUSIP	862934106	862934205	862934304	862934718	862934692	862934684

MF503A	The Fund's Investment Co. Act File No. 811-09439